UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 8, 2005

WCI COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31255	59-2857021
(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive, Bonita Springs, FL	34134
(Address of Principal Executive Offices)	(Zip Code)

239-947-2600

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 8, 2005, WCI Communities, Inc. (“WCI”) issued a press release announcing updated earnings guidance in conjunction with its Analyst and Investor Conference being held in Hollywood, Florida. WCI raised its earnings estimate for 2006 to $5.25 to $5.50 per fully-diluted share, up from its previous guidance of $5.00 or higher. WCI also initiated an estimate of 20% growth in fully-diluted earnings per share in 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1	Press release dated December 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.

By:	/s/ JAMES D. CULLEN
Name:	James D. Cullen
Title:	Vice President

Date: December 8, 2005